Notice

Hines | Securities

Hines REIT

Unsolicited mini-tender offer being made for your clients' shares

The Hines REIT Board of Directors recommends that your clients reject the offer from MacKenzie Realty Capital.

Your clients who are Hines REIT stockholders will be receiving materials shortly (if they have not already received them) from MacKenzie Realty Capital, Inc. ("MacKenzie") containing another unsolicited offer to purchase up to 1,500,000, or approximately 0.68%, of the outstanding shares of common stock ("Shares") of Hines Real Estate Investment Trust, Inc. ("Hines REIT" or the "Company") for a price of $5.01 per share, net to the seller in cash (the "MacKenzie Offer").

It is important to note and inform your clients that Hines REIT recently filed a definitive proxy statement with the Securities and Exchange Commission describing how the Hines REIT board of directors has determined that it is in the best interest of the Company and its stockholders to sell all or substantially all of the Company's properties and assets and liquidate and dissolve the Company pursuant to a plan of liquidation and dissolution (the "Plan"). The definitive proxy statement has been mailed to your clients who are Hines REIT stockholders.

The Plan must be approved by the affirmative vote of the holders of at least a majority of the shares of the Company's common stock outstanding and entitled to vote thereon. If the Plan is approved by the stockholders and the sale of all or substantially all of the Company's assets is completed as described above, the Company expects to make distributions to its stockholders in the range of approximately $6.35 to $6.65 per share on or before December 31, 2016. There can be no assurances regarding the amounts of any distributions or the timing thereof.In connection with this mini-tender offer, we are sending your clients a letter stating that it is the recommendation of the Hines REIT board of directors that they reject the offer from MacKenzie.

You can review a copy of the letter your clients will receive by mail in the next few days. We hope that you and your clients will read this letter carefully and consider the recommendation of the Hines REIT board of directors to reject this offer together with the conditions, contingencies and risks associated with the decision whether to accept or reject MacKenzie's offer.

Additional Information:

This communication is being sent in respect of the proposed Plan of Liquidation and Dissolution, including the West Coast Asset Sale. The proposed Plan of Liquidation and Dissolution, including the West Coast Asset Sale, will be submitted to the stockholders of the Company for their consideration. In connection with the proposed Plan of Liquidation and Dissolution, including the West Coast Asset Sale, the Company has filed a definitive proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND DISSOLUTION, INCLUDING THE WEST COAST ASSET SALE. The definitive proxy statement has been mailed to the Company's stockholders. In addition, the proxy statement and other documents are available at no charge at the SEC's internet website, www.sec.gov. The proxy statement and other pertinent documents also may be obtained at no charge at the Company's website, http://www.hinessecurities.com, or by directing a written request to Hines Real Estate Investment Trust, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Secretary.

The Company and its directors and executive officers and members of its external advisor and its employees may be deemed to be participants in the solicitation of proxies with respect to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale. Information regarding the Company's directors and executive officers is detailed in the proxy statements and annual reports on Form 10-K and quarterly reports on Form 10-Q previously filed with the SEC, each of which can be obtained at no charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company's directors and executive officers in the Plan of Liquidation and Dissolution may be obtained by reading the proxy statement and other relevant documents or materials relating to the proposed transaction when they become available.

Forward Looking Statements:

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "foresee," "looking ahead," "is confident," "should be," "will," "predicted," "likely," or similar words or phrases intended to identify information that is not historical in nature. These forward-looking statements include, among others, statements about the expected benefits of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, the estimated range of distributions, the expected timing and completion of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, and the future business, performance and opportunities of the Company. These risks and uncertainties include, without limitation, the ability of the Company to obtain required stockholder approvals required to consummate the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; the satisfaction or waiver of other conditions to closing for the West Coast Asset Sale; unanticipated difficulties or expenditures relating to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; the response of tenants, business partners and

competitors to the announcement of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; legal proceedings that may be instituted against the Company and others related to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants' financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the Company's existing markets; risks associated with the availability and terms of financing and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with the Company's potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the Company's dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not assured. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the SEC, including the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this letter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

Hines REIT is closed to new investors.

Hines Securities, Inc., Member FINRA/SIPC, is the dealer manager. For more information, call 888.446.3773 or visit hinessecurities.com

09/16

This email was sent by: Hines Securities, Inc.
2800 Post Oak Blvd Suite 4700, Houston, TX, 77056 US